Barclays Capital High Yield Conference March 26, 2012 Barclays High Yield Conference, March 2012 Exhibit 99.1

Safe Harbor Statement
Barclays High Yield Conference, March 2012
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning SunCoke’s possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, effects resulting from our separation from Sunoco, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words
“believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by
SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings.  All forward-
looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. SunCoke undertakes no obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.

Coal
Mining
13%
Jewell
Coke
31%
Int'l Coke
7%
Other Domestic Coke
49%
SunCoke Introduction
2011 Adjusted EBITDA
(1)
(excluding Corporate Segment)
(1)  For a definition of Adjusted EBITDA, please see the appendix.
Largest independent producer of
metallurgical coke in the Americas
with nearly 50 years experience
~85% of Adjusted EBITDA
(1)
generated
by cokemaking business
Secure, long-term take-or-pay
contracts with leading steelmakers
Metallurgical coal mining operations in
Virginia and West Virginia
2011 production of approximately
1.4 million tons
High quality metallurgical coal
reserves; primarily mid-vol.
2011 Results:
•Revenue of $1.5 billion
•Adjusted EBITDA
(1)
of $140.5 million
Barclays High Yield Conference, March 2012

5.9 million tons of capacity with
new Middletown, Ohio facility
Six cokemaking facilities; five in
U.S. and one in Brazil
More than doubled capacity
since 2006
Proven ability to permit, develop,
construct and start up new facilities
and work internationally
Industry leading environmental
signature:  U.S. EPA Maximum
Achievable Control Technology
The Leading Independent Cokemaker
SunCoke
Cokemaking Capacity
(In thousands of tons)
2006 2007 2008 2009 2010 2011
Indiana Harbor Haverhill I Vitória Haverhill II
Granite City Middletown TOTALS
2,490
4,190
4,740
5,390
5,390
5,940
Barclays High Yield Conference, March 2012

SunCoke‘s Value Proposition
Provide an assured supply of coke to steelmakers
Larger, stronger coke for improved blast furnace performance
Demonstrated sustained 30% turndown; higher turndown on temporary basis
High quality coke with cheaper coal blends
Burn loss vs. by-product
Capital preservation and lower capacity cost per ton; particularly relative to greenfield investment
Stringent U.S. regulatory environment
Power prices and reliability versus value of coke oven gas and by-product
High Quality &
Reliable Coke
Supply
Turndown
Flexibility
Coal Flexibility
Capital
Efficiency
and Flexibility
Environmental /
Economic
Trade-offs
Barclays High Yield Conference, March 2012
“credits”

Pressurization
Negative pressure
Positive pressure
Air Emissions
MACT standard for new batteries
Potential for emission of hazardous
compounds
Power Generation
Cogenerates power
Power consuming process
Hazardous Inputs
None
Yes – sulfuric acid
Volatile Organic Compounds
Complete combustion
No combustion
Solid Wastes
No toxic solid wastes
Process produces toxic waste streams
SunCoke’s Heat Recovery Oven vs. By-Product Oven
SunCoke’s technology is the industry’s environmental standard and provides many advantages over the traditional cokemaking process
Barclays High Yield Conference, March 2012
SunCoke Heat Recovery
Traditional By-Product

SunCoke’s Contract Proposition
Plant Production and Environmental
Compliance
Permits and Approvals
Engineering, Procurement &
Construction
Capital Funding and Ownership
Reliable, High-Quality Coke Supply
Deliver coke to customers through a competitive turnkey solution, which produces a consistent stream of earnings
Operating Cost Component
(Pass-Through)
Fixed Fee
(Profit and Return on Capital)
Coal Cost Component
(Pass-Through)
Take-Or-Pay
Taxes and Transportation and Future
Environmental Costs (Pass-Through)
Coke fee
Energy fee
SunCoke
Energy
Customer
Typical Key Coke Sales
Agreement Provisions
What SunCoke Offers
Barclays High Yield Conference, March 2012

Focused Growth Strategy
Expand domestic coal production from current reserves and
improve efficiency of existing mines
We believe
SunCoke Energy
is uniquely
positioned for
continued
investment and
earnings
growth
Continue to grow our cokemaking businesses in the U.S. and
Canada; reserving portion of future capacity for market sales
Grow international footprint in key growth markets with
immediate focus on India
Growth Initiatives
Barclays High Yield Conference, March 2012

SunCoke's U.S. and Canada Market Position
Chinese Coke Price vs. Representative SunCoke Price North American Coke Imports
SunCoke believes it has the opportunity to displace higher cost coke imports
.
SunCoke Chinese
Q4 2011 Average: $395 $422
2011 Average: $387 $431
2008-2010 Average: $326 $430
(US$/ton)
(Tons in millions)
Source: CRU, The Annual Outlook for Metallurgical Coke 2011.
(1) Represents SunCoke’s domestic cokemaking capacity weighted by the number of months each facility operated during that year.
(1)
Source: Steel Business Briefing, 2012
(1) Other Domestic Coke sales and other operating revenues divided by tons sold.
Barclays High Yield Conference, March 2012

SunCoke’s U.S. and Canada Market Position
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
Replace aging coke batteries operated by integrated steel producers
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
12 million tons or 56% of coke capacity at facilities
>30 years old
Integrated
Steel
Producers
60%
SunCoke
18%
DTE
5%
Other Merchant &
Foundry
7%
Imports
10%
Barclays High Yield Conference, March 2012
9
43
28% 28%
SunCoke U.S. & Canada
(excl SXC)
30-40 years 40+ years
Aging Cokemaking Facilities
Average Age
% of U.S. & Canada
coke production
U.S. & Canada Coke Supply

SunCoke's U.S. and Canada Market Position
BF/BOF Crude Steel Production
and Blast Furnace Coke Demand
3
2
Aging battery
replacement
Demand growth with
market recovery
Expected demand
opportunity by
2015
5
2015E Coke Rate:
800 lbs./thm
Market Opportunity
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
In million tons
million tons
• We believe SunCoke is positioned to capture significant share of market opportunity
• Next U.S. coke plant size anticipated to be up to 1.1 million tons
• Near-term focus remains on obtaining permits; anticipated in first half of 2013
• Will defer seeking customer commitments until further progress on permits achieved in view of current economic outlook
Barclays High Yield Conference, March 2012
19
22
19 19
20
12
19
51
27
40
48
–
10
20
30
40
50
60
2006 2007 2008 2009 2010 2011E 2012E 2013E 2014E 2015E
Blast Furnace Coke Demand BF/BOF Crude Steel Production
2010 Coke Rate:
894 lbs./thm

India Opportunity for SunCoke
GROWING STEEL MARKET
•
Per capita crude steel production of
58 Kg/y vs. world average of 221 in
2010
•
Projected to be 3rd largest steel
market by 2020
•
Blast furnace to play a critical role in
growth
COKE SUPPLY DEFICIT
•
Annual imports of 2-5 million tons
•
Coke capacity investment lags steel
investment
ACTIVE MERCHANT MARKET
•
3.5 million tons merchant production
or 13% of total
•
17 active merchant coke producers
ELECTRIC POWER DEFICIT
•
10% - 20% short power
•
Average wholesale price >$80 mwh
(2x-3x U.S. rate)
India
Steel/Coke
Market
Strong market
fundamentals
with good fit
for SunCoke
technology
Sources:  CRU, The Annual Outlook for  Metallurgical Coke 2011,
CIA World Factbook.
Barclays High Yield Conference, March 2012

Coal Expansion
0.35 million tons expected
surface mining
1.15 million tons
expected production from Jewell
underground mines
0.30 million tons HKCC acquisition
Projected 2012 Coal Production Planned Growth Current Operations
Underground
Mining
Surface
Mining
Selective
Reserve
Additions
Projected 1.80 million tons in 2012
(A projected increase of
approximately 0.4
million tons from 2011)
+
+
=
114 million tons of proven
and probable reserves,
primarily mid-vol.
Reserve life of 50+ years
Near term focus on increasing
productivity in existing mines;
no planned new mine
openings until 2013
Previously limited to
highwall mining at HKCC
Through agreement with
Revelation, expect to extract
about  1.2 million tons over
3 years
•
First delivery in Q1 2012
Estimate 75% mid-vol.; 25%
thermal
Acquired Harold Keene Coal
Companies (HKCC) in
January 2011
Open to opportunistic
additions of coal reserves
Barclays High Yield Conference, March 2012
Expect significant Y-o-Y production growth with 2012 Mid-Vol volumes 88%
committed at $177/ton; and overall 2012 volumes 79% committed

2012 Priorities
•
Execute the ramp up of Middletown; expect to reach full
production levels in Q2 2012
•
Achieve targeted coke production volumes of 4.0 to
4.2 million tons
•
Continue permitting work for potential new U.S. plant in
anticipation of a market recovery
•
Implement India entry strategy
•
Drive improved productivity at existing mines; mining a
projected 1.8 million tons and positioning segment for future expansion
Barclays High Yield Conference, March 2012

$141
$74 -$84
$25 - $40
$10 - $15
2011
Adj. EBITDA
Coke Coal Mining Corporate
and Other
2012E
Adj. EBITDA
$250 - $280 $250 - $280
2012 Adjusted EBITDA (1) Outlook
Estimated 2012 Adjusted EBITDA (1) projected to increase by $109 million to $139 million over 2011;
expect  80% - 85%  of 2012 Adjusted EBITDA (1, 2) to be generated by cokemaking business
($ in millions)
(1) For a definition of Adjusted EBITDA, please see the appendix.
(2) Excluding corporate costs.
• Middletown
• Indiana Harbor
improvement
• Higher prices and
volumes
Barclays High Yield Conference, March 2012

2012 Outlook Summary
Metric Expected 2012 Outlook
Adjusted EBITDA
(1)
$250 million – $280 million
Capital Expenditures
& Investments
Approximately $150 million
Free Cash Flow
(2)
$50 million +
Cash Tax Rate 10% – 15%
Effective Tax Rate 20% – 24%
Corporate Costs $30 million - $35 million
Coke Production 4.0 - 4.2 million tons
Coal Production Approximately 1.8 million tons
EPS (at 22% tax rate) $1.30 - $1.65
(1) For a definition of Adjusted EBITDA, please see the appendix
(2) For a definition of Free Cash Flow, please see the appendix
Barclays High Yield Conference, March 2012

Cash Flow & Leverage Update
Barclays High Yield Conference, March 2012
Summary Cash Flow
For Year Ended
($ in millions, except where indicated) 2012 2011
Net Income $59
Depreciation, depletion, and amortization
58
Deferred income tax expense 24
Changes in working capital pertaining to operating activities
(61)
Other, net 21
Net cash provided by operations
$204 $101
Capital Expenditures
-Ongoing ($59)
-Expansion
(179)
Acquisition of business (net of cash received)/Proceeds from asset sale (38)
Net cash used in investing activities
($150) ($276)
Proceeds from issuance of long-term debt/costs/repayments
$0 $707
Purchase of noncontrolling interest in Indiana Harbor facility -
Distributions to noncontrolling interests in cokemaking operations
(4) (2)
Increase (decrease) in advances/payable to/from affiliate (408)
Other, net
(2)
Net cash provided by (used in) financing activities ($4) $261
Net increase in cash $50+ $87
Cash balance at beginning of period $128 $40
Cash balance at end of period
$178 $128
Free Cash Flow
(1)
$50+
($177)
Leverage ratios
2011
Total Debt $726
Total Debt / Adj. EBITDA
(1)
5.1x
Net Debt
(2)
$598
Net Debt / Adj. EBITDA
(1)(2)
4.2x
(1)
(2)
Net Debt represents Total Debt less cash balance at end of period. Net Debt provides a perspective on the
Company's overall debt position.
(3)
For a definition of Adjusted EBITDA and Free Cash Flow, please see appendix. For reconciliations of Adjusted EBITDA to their relevant GAAP measures, please see appendix.
Estimated 2012 using mid-point of estimated 2012 Adjusted EBITDA guidance range of $250 million to $280 million.
Estimated 2012 Net Debt was calculated by subtracting 12/31/2011 cash balance plus projected 2012 free cash flow of $50 million from estimated 2012 Total Debt of $723 million.
(34)
-
-
2012
(3)
$723
2.7x
$545
2.1x
• Working capital change reflects
higher coal and coke inventory in
2011
• Expect to decline in
first half 2012
• Solid year end liquidity position
with $128 million cash balance
and undrawn revolver
• Intend to build liquidity near term
to support potential future
growth projects
• Expect 2012 free cash flow of
$50+ million, weighted to second
half 2012
16
Estimated
Estimated
For Year Ended

Strategy for Shareholder Value Creation
Barclays High Yield Conference, March 2012
Operational Excellence
Rigorous execution in
existing operations
Maintain focus on
safety and environment
Deliver returns through
strong, consistent coke
earnings and optimize
coal operations
Grow The Coke Business
Domestic
Secure permits for
next potential facility
Capitalize on aging
domestic capacity,
demand growth and
import displacement
International
Execute India entry
strategy and pursue
follow-on growth
Continue evaluating
China for potential
entry
Coke MLP
Domestic assets well
suited and expected
to qualify
Will evaluate in 2012
Coal
Aggressively manage
the business
Optimize value in
near term and
enhance strategic
flexibility
Potential Structuring
Alternatives

Barclays High Yield Conference, March 2012 Appendix & Supplemental Information 18

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana Harbor cokemaking operations.
EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and  Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under United States generally accepted accounting principles (GAAP) and may not be comparable to other similarly titled measures of other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s assets and is indicative of the Company’s ability to generate cash from operations.
Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non-controlling interests. Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.  Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.
Definitions
Barclays High Yield Conference, March 2012

       2012
       Low
       2012
       High
Net Income $98 $122
Depreciation, Depletion and Amortization 74 72
Total financing costs, net 48 46
Income tax expense (benefit) 25 37
EBITDA
$245 $277
Sales discounts 11 10
Noncontrolling interests (6) (7)
Adjusted EBITDA $250 $280
Estimated EBITDA Reconciliation, $MM
2012E Net Income to Adjusted EBITDA Reconciliation
Barclays High Yield Conference, March 2012

Estimated Free Cash Flow Reconciliation, $MM
2012E Estimated Free Cash Flow Reconciliation
2012
Cash from (i) operations; In excess of 204 $
(ii) less investing; Approx. (150)
(iii) less payments to minority interest Approx. (4)
Free Cash Flow In excess of 50 $
Barclays High Yield Conference, March 2012

EBITDA Reconciliation, $MM
For The Year Ended 2011
Barclays High Yield Conference, March 2012
Jewell
Coke
Other
Domestic
International
Coke
Coal
Mining
Corporate
and Other  Total
Net Income $58.9
Add: Depreciation, depletion and amortization 58.4
Subtract: Interest Income (Primarily from Affiliates) (12.9)
Add: Interest cost – Affiliate 3.5
Subtract: Capitalized interest (9.8)
Add: Interest expense 20.6
Add (Subtract): Income tax expense 7.2
EBITDA $57.6 $74.8 $13.7 $24.0 ($44.2) $125.8
– 12.9 – – – 12.9
– 1.7 – – – 1.7
Adjusted EBITDA $57.6 $89.4 $13.7 $24.0 ($44.2) $140.5
Operating Income (Loss) $52.7 $36.1 $13.5 $11.1 ($45.9) $67.5
Add: Depreciation Expense $4.9 $38.7 $0.2 $12.9 $1.7 $58.4
EBITDA $57.6 $74.8 $13.7 $24.0 ($44.2) $125.9
Add: Sales discounts provided to customers due to sharing of nonconventional  fuels  tax  credits
Add (Subtract): Net (Income)  loss  attributable to  noncontrolling  interests

$301
$442
$517
$395
$11
$130
$50
$25
$0
$100
$200
$300
$400
$500
Chinese Coke
Production Costs (1)
Handling/
Transportation
to Chinese Port
Average Export
License/
Tax Cost (40% Tariff)
Chinese Coke Cost
FOB Chinese Port
Transportation to
U.S.
Handling Losses
Net of Breeze Value
Chinese Coke Price
Delivered to U.S.
Q4 '11 SunCoke
Domestic Coke Price
Competitive Pricing vs. Chinese Imports
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
(1) Chinese coke production costs net of by-product credits; does not include return on capital.
($ per ton of coke)
SunCoke Domestic Coke pricing  is competitive versus Chinese imports in the event the 40% tariff on exports is reduced or removed
40%
Tariff
Barclays High Yield Conference, March 2012

Why is China Important?
Chinese Crude Steel Production and Coke Consumption
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
2011E World Steel Production 2011E World Coke Production
7%
3%
•
Chinese steel market represents 45% of
world production
•
Steel market expected to grow
46% over the next 10 years producing
an incremental 300+ million tons (more
than 2x entire U.S. market)
•
Integrated steelmaking comprises
90% of production, driving China to
represent 62% of the world coke
market
•
China’s coke demand expected to grow
approximately 160 million tons in the
next 10 years (equivalent to nearly
7 U.S. markets)
•
Chinese government has targeted
closure of nearly 40 million tons of
older/inefficient coke capacity
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
Barclays High Yield Conference, March 2012
Rest of
World
48%
China
45%
U.S. & Canada
Rest of
World
35%
China
62%
U.S. &
Canada

Barclays High Yield Conference, March 2012 Media releases and SEC filings are available on our website at www.suncoke.com Contact Investor Relations for more information: 630-824-1907 25